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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 15, 2006

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-21831                                  22-3375134
      (Commission File Number)               (IRS Employer Identification No.)

   2 Andrews Drive, West Paterson, NJ                      07424
(Address of Principal Executive Offices)                 (Zip Code)

                                 (973) 256-8181
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)


     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         On March 15, 2006, the Board of Directors of Interactive Systems Worldwide Inc. (the "Company") elected Vincent Caldwell as a Director and the Board appointed him to the Company's Audit Committee, effective immediately, to fill the vacancy created by the death of Fredric Kupersmith earlier this year. As a result of Mr. Caldwell's appointment, the Company has received notification from Nasdaq that it has regained compliance with Nasdaq's audit committee requirements as set forth in Marketplace Rule 4350. This rule requires the Company to have an audit committee of at least three independent directors.

         Mr. Caldwell is an executive with over 25 years of diverse experience in the gaming industry. He currently serves as Executive Business Development Manager and Player Development Manager for US Off-Track LLC. Previously, he was the founder, Chairman and Managing Director of betinternet.com PLC, a publicly traded company on the AIM market of the London Stock Exchange. He has significant international gaming experience, having had operational responsibility in the U.S., England, Ireland, The Isle of Man, Hong Kong, and Macao. He also was the General Manager of a number of retail betting shops for Stanley Leisure PLC and Joe Jennings in the U.K. and was the owner and operator of several retail betting shops in Ireland. Mr. Caldwell was the Chairman of a U.K. Bookmakers Association between 1998 and 2003.

         There were no arrangements or understandings between Mr. Caldwell and any other person pursuant to which Mr. Caldwell was selected as a director and there are no related party transactions between Mr. Caldwell and the Company.

         The Nominating Committee of the Company's Board of Directors is continuing its search for an additional qualified individual to serve as a Director of the Company, to replace Barry Mindes, who resigned earlier this year. At the Company's 2006 Annual Meeting of Stockholders scheduled to be held on March 30, 2006, proxies received from stockholders will be voted FOR the re-election of Mr. Caldwell and, if an additional Director is elected by the Board prior to the Annual Meeting, FOR such additional Director (to replace Messrs. Kupersmith and Mindes, who had been set forth as nominees in the Proxy Statement for the Annual Meeting), as well as FOR the three remaining nominees set forth in the Proxy Statement for the Annual Meeting.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERACTIVE SYSTEMS WORLDWIDE INC
                                      (Registrant)

Date: March 21, 2006                  By:   /s/ Bernard Albanese
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                                            Bernard Albanese
                                            Chief Executive Officer